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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
| |  Preliminary proxy statement
|_|  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)
     (2))
|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-12


                          Berkshire Hills Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
               N/A
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(2)  Aggregate number of securities to which  transactions  applies:
               N/A
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(3)  Per unit price or other underlying valueof transaction computed pursuant to
     Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
               N/A
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(4)  Proposed maximum aggregate value of transaction:
               N/A
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(5)  Total fee paid:
               N/A
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|_|  Fee paid previously  with  preliminary  materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
               N/A
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(2)  Form, Schedule or Registration Statement No.:
               N/A
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(3)   Filing Party:
               N/A
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(4)   Date Filed:
               N/A
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


                            Berkshire Bank Letterhead

Dear ESOP Participant:

      On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. (the "Company") on May 3, 2001. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Berkshire Hills Bancorp, Inc. Annual Report to Stockholders.

      As a participant in the Berkshire Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 15, 2001. These allocated shares of Company common stock will be voted as directed by you; provided your instructions are received by the ESOP Trustee by April 23, 2001. The ESOP Trustee, subject to its fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which timely instructions are not provided in a manner calculated to most accurately reflect the instructions from participants regarding the shares of Company common stock allocated to participants' accounts.

      At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope. The ESOP Trustee must receive your instructions by April 23, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Berkshire Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

                                          Sincerely,

                                          /s/ James A. Cunningham, Jr.

                                          James A. Cunningham, Jr.
                                          President and Chief Executive Officer

Name:____________________
Shares:____________________


                             VOTE AUTHORIZATION FORM

      I, the undersigned, understand that Eastern Bank and Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of Berkshire Hills Bancorp, Inc. (the "Company") common stock under the Berkshire Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 3, 2001.

      You are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

            Henry D. Granger, Edward G. McCormick, Raymond B. Murray, III, Robert A. Wells, Ann H. Trabulsi and Anne Everest Wojtkowski

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                   |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


================================================================================

      2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2001.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                     |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

      The ESOP Trustee is hereby authorized to vote the shares attributable to me in its trust capacity as indicated above.


---------------------------------           ------------------------------------
            Date                                      Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN APRIL 23, 2001.

                          BERKSHIRE HILLS BANCORP, INC.
                                   LETTERHEAD


Dear Stock Award Recipient:

      On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. (the "Company") on May 3, 2001. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Berkshire Hills Bancorp, Inc. Annual Report to Stockholders.

      As a participant in the Berkshire Hills Bancorp, Inc. 2000 Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted stock awarded to you under the Incentive Plan as of March 15, 2001. The Incentive Plan Trustee will vote those shares of the Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and the other stock award recipients.

      At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope by April 23, 2001. The votes will be tallied by the Incentive Plan Trustee and the Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Incentive Plan Trust.

                                          Sincerely,

                                          /s/ James A. Cunningham, Jr.

                                          James A. Cunningham, Jr.
                                          President and Chief Executive Officer

Name:____________________
Shares:____________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

      I, the undersigned, understand that First Bankers Trust Company, the Incentive Plan Trustee, is the holder of record and custodian of all shares of Berkshire Hills Bancorp, Inc. (the "Company") common stock under the Berkshire Hills Bancorp, Inc. 2000 Stock-Based Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 3, 2001.

      You are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

            Henry D. Granger, Edward G. McCormick, Raymond B. Murray, III, Robert A. Wells, Ann H. Trabulsi and Anne Everest Wojtkowski

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                   |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


================================================================================

      2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2001.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                     |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

      The Incentive Plan Trustee is hereby authorized to vote the shares attributable to me in its trust capacity as indicated above.


--------------------------------           -------------------------------------
            Date                                      Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN APRIL 23, 2001.